SSGA FUNDS

	Class A	Class I	Class K	Class N
STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND	SSELX	SSEOX	SSEQX	SSEMX

STATE STREET INTERNATIONAL STOCK SELECTION FUND	SSILX	SSIPX	SSIQX	SSAIX

STATE STREET S&P 500 INDEX FUND	—	—	—	SVSPX

(each a “Fund”, and collectively the “Funds”)

Supplement dated March 4, 2022 to the Statement of Additional Information (“SAI”)

dated December 29, 2021, as may be revised and/or supplemented from time to time

Effective immediately, the following discussion is added to the “DESCRIPTION OF INVESTMENTS AND RISKS” section in the SAI:

Russia Sanctions Risk

Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use, fair valuation procedures approved by the Fund’s Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE